                                                                 EXHIBIT 10.10.1


                                                                               4
                                                              ____ DECEMBER 1997

                                SUPPLY AGREEMENT

This Agreement is made between on one side, COMPANHIA INDUSTRIAL DE PAPEL PIRAHY ("Supplier") and, on the other side, SOUZA CRUZ S.A. ("Purchaser").

NOW THEREFORE, the Parties have agreed and contracted. as follows:

                                        I
                                     Purpose

Subject to the terms and conditions set forth herein, Supplier agrees to supply to Purchaser [********] for those types and grades of cigarette related paper specified in Annex I (including any update of such Annex pursuant to Clauses V and VIII) ("THE PRODUCTS") and Purchaser agrees to purchase from Supplier [********] for the Products according to the terms of this Agreement.

                                       II
                                     Volume

(a) Purchaser has indicated to Supplier in Annex 2 the current forecast of its projected requirements for the Products for the calendar year beginning 1 January 1998. Such forecast will be updated on an annual basis during the life of this Agreement in accordance with Clause VII. It will not form the basis of a commitment on the part of Purchaser to purchase the amount stated in the forecast.

(b) Purchaser shall purchase [********] for Products from Supplier. Supplier commits to manufacture and to supply to Purchaser and Purchaser commits to buy from Supplier the quantities of Products specified in the orders referred to in Clause VII (b) ("THE GUARANTEED VOLUME").

(c) If any two monthly order from Purchaser exceeds the output capacity or available stocks of Supplier, Supplier will be entitled, but not obliged, to meet such excess from any other source from within its own Group (as defined below). If Supplier is unable, or elects not to meet such excess from within its own Group, it will notify Purchaser within the first week of such two monthly cycle and thereafter Purchaser shall be entitled to obtain from any other person only such quantity of the Product as Supplier is unable or elects not to supply. Purchaser will have no right of termination on the grounds that Supplier has not supplied such excess quantities of the Product.

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

         "Group" means, in relation to any company, that company and any company under common ownership or control with or which owns or controls such company.

                                       III
                              Price and Sale Terms

(a) The price per tonne for each of the types and grades of Products specified in Annex I will be the [********] (as defined in sub-clause
         (c)) for such type or grade, [********] which will be paid in Reais (the "Invoice Price").

(b)      As used herein, [********]

(c) Subject to sub-clause (e) the [********] will be in US dollars, will be [********] of this Agreement and thereafter for each succeeding [********] and will be comprised of the aggregate of the [********] and the [********] which would be applicable to [********]. At the beginning of each succeeding [********] the Parties agree to re-negotiate the [********] so that on the first day of such period the [********] is the same as the [********] on such date.

 (d) Subject to sub-clause (e) for the [********] beginning on the date of this Agreement the [********] for each type and grade of Product shall be as set out in Annex 5.

(e)      The [********] may be [********] at any time within each [********]
         period if:

         (i)     [********]

         (ii)    [********]

         (iii)   [********]

(f) If, due to any [********] as per (e) (iii) above, the resulting [********] turns out to be higher or lower than the [********] at the start of the [********] following the adjustment, the Parties will [********] to reflect the current [********].

(g) In circumstances where Supplier is unwilling to accept the [********] suggested by Purchaser, Supplier will be entitled to receive verification of [********] from Seller by [********]. To the extent that the Parties are still unable to agree following delivery of such [********] either Party shall be entitled to have the dispute referred to an auditor from an internationally recognised local firm of chartered accountants (the identity of whom will be agreed upon by the Parties at the beginning of each year of the Agreement unless both Parties subsequently agree otherwise). The Parties thereafter agree to be bound by the decision of such auditor as to the [********] at such time.

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

(h) Supplier agrees with Purchaser that it will not, during the continuance of this Agreement, [********].

(i)      At the end of each month [********] of this Agreement, [********].

                                       IV
                                     Quality

(a) The Purchaser shall not be obliged to buy any quantity of the Products which do not meet the specifications set out in Annex I or any amendment thereto made in accordance with Clauses V and VIII.

(b) Purchaser shall be entitled to reject any quantity of the Products which does not meet the criteria referred to in sub-clause (a) above, subject to Sellers verification of the stated defect. Sellers sole obligation shall be to replace Product not meeting the criteria referred to in sub-clause (a) and, in no event shall Supplier be liable to Purchaser for damages of any nature or kind whatsoever arising out of or relating to such defective Product. Payment of any part of the purchase price shall not affect Purchasers right of rejection. Subject to Clause X (a) (i), if Supplier or any member of Suppliers Group is unable to resupply expeditiously Product which does meet the criteria referred to in sub-clause (a) above, Purchaser shall be entitled to obtain such Product from such third parties as it chooses. Seller shall not be liable to Purchaser for any portion of the price Purchaser must pay to obtain supply from such third party or, for other damages of any kind whatsoever.

(c) Purchaser and Seller shall work together to ensure that the Products optimise the speed and performance of Purchasers machines, and to achieve enhancement in product quality, product technology and security of supply.

                                        V
                          New Products and Improvements

(a) If, at any time during the term of this Agreement, Purchaser wishes to purchase cigarette related paper with different specifications from that currently manufactured as referred to in Annex I ("NEW PRODUCT"), Purchaser must first request Supplier to supply such paper.

(b)      To the extent that:

         (i) Supplier or any member of Supplier's Group has such New Product commercially available and elects and is able to deliver such New Product within the time period reasonably required by Purchaser it will, thereafter,

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                  be deemed to be Product, will become part of the Guaranteed Volume and Annexes I and 2 will be amended accordingly;

         (ii) neither Supplier nor any member of its Group has the New Product commercially available Supplier will be given [********] to decide whether it wishes to develop such New Product (including the modification of any similar existing product). If Supplier agrees to develop the New Product, the Parties will agree on specifications and a product development program for the New Product, including a time frame for development and production. When the New Product meets the specifications, it will be deemed to be Product, will thereafter become part of the Guaranteed Volume and Annexes I and 2 will be amended accordingly.

(c) Supplier and Purchaser will agree on the price for each New Product (which shall thereafter be the [********]) based on factors such as the [********].

(d) During the period between the original request by Purchaser, pursuant to sub-clause (a) above, and production of the New Product by Supplier, Purchaser will be entitled to purchase its requirement for such paper from such third parties as it chooses only in such quantities as Purchaser shall require for use during this period. If Supplier decides not to develop such New Product or fails to develop and produce it within the agreed time frame Purchaser shall thereafter be entitled to purchase such paper from third parties in such quantities as it chooses.

(e) The Parties agree to consult with each other from time to time in order to ensure that the specification of the Products set out in Annex 1 represents best industry practice. Supplier agrees that it will, to the extent that it is able to do so [********].

(f) Supplier will only use skilled employees, as determined in Supplier's sole discretion, for the purpose of fulfilling its obligations under this Agreement and will, jointly with the Purchaser, set up a programme of activity aimed at continuous improvement of the security of supply, the levels of Product quality and customer services and at reducing costs for both Supplier and Purchaser. The Parties will work together to develop mutually agreeable objectives to (i) improve the quality and increase the efficiency of the Products, and (ii) make such other joint efforts as the Parties shall deem appropriate.

(g) If Purchaser's volume of Product purchased from Supplier declines by more than [********] as a result of changes in the Specifications, the Parties shall [********].

                                       VI
                         Force Majeure and Recovery Plan

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

(a) The Parties shall, at all times during the life of this Agreement, maintain in force the recovery plan existing immediately prior to the date of this Agreement as set out in Annex 4, covering the procedures to be followed if Supplier is not able to meet its commitments to Purchaser due to events of Force Majeure (as defined below). The recovery plan shall be updated annually by agreement between the Parties.

         "Force Majeure" means any circumstances beyond the control of the relevant Party which cannot be reasonably avoided by such Party. The Party experiencing an event of Force Majeure shall exercise reasonable efforts to endeavour to overcome the event of Force Majeure.

(b) In the case of an event of Force Majeure, and for as long as it subsists, Supplier will [********].

(c) Neither Party will be in breach of this Agreement for any delay in performance or the non-performance of any of its obligations under this Agreement to the extent that the delay or non-performance is due to an event of Force Majeure.

(d) For such time as Supplier or any member of its Group is unable to provide Product to the Purchaser because of an event of Force Majeure, Purchaser will be entitled to obtain the relevant Product from third parties only in such quantities as Purchaser shall use during the period of the event of Force Majeure and the Guaranteed Volume for such period shall be reduced by the amount Purchaser used during such event of Force Majeure.

(e) If, as a result of an event of Force Majeure it is not foreseeable that Supplier or any member of its Group will be able to recommence the supply of Product within a reasonable time (and the execution of the disaster recovery plan is in such circumstances, in the reasonable opinion of the Purchaser, unsatisfactory) Purchaser shall [********].

                                       VII
                        Ordering and Inventory Procedures

(a) At least 120 days prior to the beginning of each calendar year, or at any other time, if significant market changes occur, Purchaser will provide Supplier with a revised annual estimate of its overall requirements for Product and Annex 2 shall be deemed amended accordingly.

(b) During each such year Purchaser through its electronic ordering link with Supplier, will provide a detailed rolling two monthly order for Product which will be updated on a weekly basis. All Product ordered shall be subject to the terms of this Agreement.


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

(c) Supplier will, at all times, in accordance with the recovery plan referred to in Clause VI, [********] (based on the most recent detailed rolling two monthly order) of Product at its premises.

(d) Supplier will, at all times, maintain an [********] and will replenish such inventory on a daily basis in accordance with electronic instructions issued by Purchaser, or as otherwise agreed to between Purchaser and Supplier.

(e) Purchaser will [********] in respect of Product withdrawn from inventory (in full bobbin quantities or tonnes, as applicable) on the previous day.

(f) [********]. Ownership of Product will remain with Supplier until it is withdrawn from inventory by the Purchaser.

                                      VIII
                                      Term

(a) This Agreement will remain in force for an initial period of three years from the date of its execution. Thereafter it shall automatically renew for additional three year terms, unless either Party shall give to the other written notice of [********]. If a Party gives [********], the Agreement will continue for an additional [********] during which Purchaser's obligation to purchase its [********] period, all other terms and conditions of this Agreement shall remain in effect.

(b) During the term of the Agreement, Purchaser undertakes to keep Supplier continuously updated in relation to its predicted future requirements in terms of changes to and improvements on the types, grades and specifications of Product referred to Annex 1.

(c) Prior to each renewal term, the Parties will amend Annex 1 to reflect the enhancement, if any, in product quality and technology achieved by Supplier during the previous term of the Agreement.

                                       IX
                               Dispute Resolution

(a) The Parties shall attempt, in good faith, to resolve any dispute arising out of or relating to this Agreement (including, without limitation, any dispute as to whether Products supplied are in accordance with the specifications set out in Annex 1) promptly by negotiations between representatives of the Parties who have authority to settle the dispute.

(b) If such negotiations are unsuccessful either Party may, give to the other written notice of the dispute and executives of both Parties at appropriate levels above such representatives shall meet at a mutually acceptable time and place


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                  within 30 days after such notification, and thereafter as often as they reasonably deem necessary, to exchange relevant information in an attempt to resolve the dispute.

                                        X
                                   Termination

(a) Either Party shall be entitled to terminate this Agreement with immediate effect if:

         (i) the other Party commits any material breach of any of the provisions of this Agreement and, in the case of a breach which is capable of remedy, fails to remedy the same within 30 days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied;

         (ii) the other Party goes into involuntary liquidation, becomes insolvent or makes any arrangement with its creditors ("Concordata").

                                       XI
                              Macro Economic Change

         It is understood that, without prejudice to any of the provisions of this contract, if a material adverse change occurs in the Brazilian economy as a whole or in the specific market conditions which changes in an unforseeable way the commercial relationship between the Parties, the Parties will in good faith to discuss how, if at all, this situation can be redressed to the mutual benefit of both Parties.

                                       XII
                            Confidential Information

         The Parties hereby acknowledge that all information disclosed to each other pursuant to this Agreement, either orally, in writing or by observation, including, but not limited to, the contents of this Agreement and its Exhibits (hereafter "Confidential Information") shall at all times, both during and after the term of this Agreement, remain the exclusive property of the Party making the disclosure and that, in receiving such disclosure, the other Party shall not disclose such information except as required by law, nor acquire any proprietary interest whatsoever therein. Each Party shall make use of the other party's Confidential Information only during the term of and solely to carry out the purposes and intent of this Agreement.

                                      XIII
                                  Law and Forum

(a)      This Agreement shall be governed by the laws of Brazil.


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

(b) Any dispute concerning this agreement, if not otherwise settled, shall be subject to the Courts of the City of Rio de Janeiro, State of Rio de Janeiro, Brazil.

BEING THUS CONTRACTED AND AGREED the Parties sign this Agreement in two copies for one sole purpose.

COMPANHIA INDUSTRIAL
DE PAPEL PIRAHY



--------------------------------


SOUZA CRUZ S.A.



--------------------------------



"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                                     ANNEXES

         Annex 1: Product Specifications

         Annex 2: Annual Requirement Estimates

         Annex 3: [********]

         Annex 4: Disaster Recovery Plan

         Annex 5: [********]



"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                                     ANNEX I

                             PRODUCT SPECIFICATIONS



"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

================================================================================



                                     ANNEX I

                             PRODUCT SPECIFICATIONS

1.       GENERAL GUIDELINES

INTERLAB CROSS - CHECKS
To ensure that the results of Supplier's measurements, based on their own test procedures, can be converted to Purchaser's requirements (targets and tolerances) regular cross-checks with Supplier are necessary.

CIGARETTE PAPER AND PLUG WRAP

BOBBIN PERFORMANCE

BOBBIN UNIFORMITY
All materials must be wound and slit in a uniform manner under even tension to ensure that no core slippage occurs and bobbins do not exhibit any detrimental non-circularity. The paper must be free from slitting debris.

SPLICES
Any splices should not compromise the runnability of the material. Adhesive width: [********]
Overlap, adhesive free: [********]
Number of splices per delivery:
         [********]
         [********]
         [********]

BOBBIN LABELING
Each bobbin must have a unique identifying label which enables the production history of the bobbin to be traced back through Supplier's manufacturing process. In addition the label should have the following specific information:

-        bobbin width
-        bobbin length
-        relevant customer material code
-        material identification
-        identification for slitter and master roll

ANALYSIS DATA

The following criteria have to be analyzed and documented by Supplier, at a frequency to be determined between the Supplier and Purchaser:

-        Permeability
-        Paper weight
-        Elongation at break, machine direction

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

-        Tensile strength, machine direction
-        Additive content (cigarette paper only)
-        Calcium carbonate content
-        Degree of whiteness/Opacity (cigarette paper only)

For all criteria mean values and standard deviations, as defined in terms agreed between the Supplier and Purchaser, are to be indicated.
Documents must be retained for a two years period.

APPEARANCE
The cigarette paper should be uniform and free of the following defects, as specified by objective standards agreed between the Supplier and Purchaser:

-        Dirt
-        Folds
-        Cutting dust
-        Foreign matter
-        Stains
-        Structural defects
-        Impressions
-        Fluorescence
-        Tears
-        Grooves
-        Core defects
-        Faulty core position
-        Faulty cutting
-        Faulty winding

This list makes no claim to be comprehensive and in particular does not exclude the possibilities that defects other than those listed can also lead to complaints on shipments.

CIGARETTE PAPER
Cigarette paper must have the following characteristics:

1) Permeability: targets from [********], with tolerance [********] from target, per pallet (140 bobbins) - see Notes
2)       Machine direction tensile strength: [********] minimum
3)       Opacity: [********] minimum.
4)       Paper weight: targets from [********] from target
5)       Burn additives: targets from [********]
6)       Verge Marking: homogeneous throughout bobbin
7)       Formation: homogeneous throughout bobbin

PLUG WRAP
Plug wrap must have the following characteristics:

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

1)       Permeability: nonporous plug wrap - lower than [********]
2)       Machine direction tensile strength: [********]
3)       Paper weight: targets from [********]

TIPPING BASE PAPER

COMPATIBILITY WITH OTHER MATERIALS
Tipping base paper must be compatible with other materials used in the manufacture of cigarettes. Upon request Purchaser will advise Supplier of the adhesives and plug wraps used to ensure that the appropriate validation testing can be performed.

ANALYSIS DATA

The following criteria have to be analyzed and documented by Supplier, at a frequency to be determined between the Supplier and Purchaser:

-        Permeability
-        Basis weight
-        Elongation at break, machine direction
-        Tensile strength, machine direction
-        Degree of whiteness/Color consistency of cork
-        Coefficient of friction - see Note
-        Bendtsen roughness
-        Absorbency

For all criteria mean values and standard deviations, as defined in terms agreed between the Supplier and Purchaser, are to be indicated.
Documents must be retained for a two years period.

TIPPING BASE PAPER

Tipping base paper must have the following characteristics, measured on jumbo rolls average:

WHITE TIPPING BASE PAPER

1)       Permeability: [********]
2)       Thickness: target [********] from target
3)       Paper weight: targets from [********] from target
4)       Machine direction tensile strength: [********] minimum - see Notes
5)       Elongation at break, MD: [********] maximum
6)       Opacity: [********] minimum
7)       Degree of whiteness: [********] minimum
8)       Coefficient of friction: [********] maximum - see Notes


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

9)       Bendtsen roughness (both sides): [********] maximum - see Notes

CORK TIPPING BASE PAPER

1)       Permeability: lower than [********]
2)       Thickness: target [********] from target
3)       Paper weight: targets from [********] from target
4)       Machine direction tensile strength: [********] minimum - see Notes
5)       Elongation at break, MD: [********] maximum
6)       Coefficient of friction: [********] maximum - see Notes
7)       Bendtsen roughness (both sides): [********] maximum - see Notes

NOTES:
 1) Despite the fact, both Pirahy and SWM (Supplier), [********] the specification for this [********] maximum) was maintained in the Product Specification Guidelines, for both white and cork tipping base paper. The idea is to keep this point open for future discussions, between Supplier and Purchaser, regarding measurement procedures.
 2) The proposed specification of [********], for Tensile Strength MD, [********]. It was agreed between both parties that this should be a target for future
 3) The proposed specification of [********], for Bendtsen Roughness, [********]. It was agreed between both parties that this should be a target for future
 4) Regarding cigarette paper permeability, item (1) of characteristics, Supplier must have as a target, to reach coefficient of variation lower than [********].

APPEARANCE

The tipping base paper should be uniform and free of the following defects, as specified by objective standards agreed between the Supplier and Purchaser:

-        Dirt
-        Folds
-        Cutting dust
-        Foreign matter
-        Stains
-        Structural defects
-        Impressions
-        Fluorescence
-        Tears
-        Grooves
-        Core defects
-        Faulty core position
-        Faulty cutting
-        Faulty winding

2.   RAW MATERIAL SPECIFICATION

Attached are detailed technical specification by type and grade of product.


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Attached are detailed technical specification by type and grade of product.






"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                RAW MATERIALS SPECIFICATION

QM/06-02


DESCRIPTION: T-442(Colomy)RYO paper

                                         DEFECT
NO.     CHARACTERISTICS                  CLASS           METHOD            UNIT       RATED VALUE       TOLERANCE
---     ---------------                  ------          ------            ----       -----------       ---------
 1      No. of splices per bobbin          A               --             counts           --            [*****]


 2      Basis weight                       B          ISO 536/76(E)          gsm         [*****]         [*****]


 3      Thickness                          C               --                 u.         [*****]         [*****]




Dated issued: July 08, 1997         Supersedes issue dated:           No. 230057

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                RAW MATERIALS SPECIFICATION

QM/06-02


DESCRIPTION: T-450(Trevo)RYO paper

                                         DEFECT
NO.     CHARACTERISTICS                  CLASS           METHOD            UNIT       RATED VALUE       TOLERANCE
---     ---------------                  ------          ------            ----       -----------       ---------
 1      No. of splices per bobbin          A               --             counts          --             [*****]


 2      Basis weight                       B          ISO 536/76(E)          gsm        [*****]          [*****]


 3      Thickness                          C               --                 u.        [*****]          [*****]




Dated issued: July 08, 1997         Supersedes issue dated:           No. 230058

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

-------------------------------------------------------------------------------
Material Acceptance Conditions

According to Brazilian Standard ABNT NBR 5426--Single, Normal (or Rigorous*) Sampling Plan.

*Souza Cruz reserves the right to use the single and rigorous sampling plan whenever constancy is identified of any deviation compromising the use of the material.

-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation

-------------------------------------------------------------------------------
Additional Information

-------------------------------------------------------------------------------
Notes

1-Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2-Specification copy control is responsibility of the person in charge of the Site.

      /s/ SOUZA CRUZ
--------------------------------               --------------------------------
          Souza Cruz                                      Supplier



                      Supersedes issue dated: May 06, 1996

Date issued: June 20, 1996                                         No. 470001


       Note: original document approved by Research & Development Center

SOUZA CRUZ
QUALITY SYSTEM           RAW MATERIALS SPECIFICATION


QM/06-02


DESCRIPTION: Printing base paper; type 411, 33gsm, yellow tipping paper base


                                                  DEFECT
NO.            CHARACTERISTICS                    CLASS               METHOD      UNIT        RATED VALUE            TOLERANCE
----------------------------------------------------------------------------------------------------------------------------------

1    Roll direction                               A                   --         --             [*****]                  --
2    Shade                                        A                   --         --             [*****]                  --
3    Core type                                    B                   --         --             [*****]                  --
4    Core inner diameter                          A                   --         mm             [*****]                [*****]
5    Bobbin outer diameter                        B                   --         mm             [*****]                [*****]
6    No. of splices per bobbin                    B                   --         --               --                   [*****]
7    Minimum weight per bobbin                    A                   --         kg             [*****]                  --
8    Machinability                                A                 [*****]      --               --                     --
                                                                    Machines
9    Splice type                                  B                   --         --             [*****]                  --
10   Loose dust                                   A                   *          --             [*****]                  --
11   Wrinkle, crease, and ply                     A                   *          --             [*****]                  --
12   Loose side                                   A                   *          --             [*****]                  --
13   Basis weight                                 A              IS0 536/76(E)   gsm            [*****]                [*****]
14   Permeability                                 A                   --        C0RESTA           --                   [*****]
15   Lengthwise tensile strength                  A               ASTM D3759     g/mm             --                   [*****]
16   Cobb absorption                              B               ASTM D3285     gsm              --                   [*****]
17   Roughness (Bendtsen) (wire & opposite side)  B              ISO 5636-3/84  cu.cm/min         --                   [*****]
18   Thickness                                    C                ASTM D645      um            [*****]                [*****]
19   Moisture                                     B              TAPPI 4120M 90    %            [*****]                [*****]
20   Color index (opposite side)                  A                    --         --            [*****]                [*****]



*    gravure machine test at [*****]
FS   felt side
WS   wire side

Date issued: June 20, 1996   Supersedes issue dated: May 06, 1996   No. 470002

               Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging and Identification

Packaging

Roll packaging should be moisture proof in order to ensure roll stowing; preferably use bituminous paper. Sides should be protected with corrugated cardboard discs. Core sides should be protected with wooden or plastic discs (bungs).

Identification

Each roll should bear an identification tag containing the following information:

1 - Paper type                                6 - Date manufactured
2 - Basis weight                              7 - Number of splices
3 - Shape                                     8 - Gross weight
4 - Diameter                                  9 - Net weight
5 - Material code                             10 - Bill number

-------------------------------------------------------------------------------
Sampling System

According to Brazilian standard ABNT NBR 5426 - single, Normal Sampling Plan - following the classification below:


                                 PARAMETER INSPECTION LEVEL
                                 --------------------------

         DEFECT CLASS    [*****]    [*****]                         [*****]
         --------------------------------------------------------------------------
         Critical (A)    [*****]    [*****]                         [*****]
         --------------------------------------------------------------------------
         Serious (B)     [*****]    [*****]                         [*****]
         --------------------------------------------------------------------------
         Tolerable (C)   [*****]                                    [*****]


AQL=acceptable quality level.


Date issued: June 20, 1996    Supersedes issue dated: May 06, 1996    No. 470002

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

-------------------------------------------------------------------------------
Material Acceptance Conditions

According to Brazilian Standard ABNT NBR 5426--Single, Normal (or Rigorous*) Sampling Plan.

*Souza Cruz reserves the right to use the single and rigorous sampling plan whenever constancy is identified of any deviation compromising the use of the material.

-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation

-------------------------------------------------------------------------------
Additional Information

-------------------------------------------------------------------------------
Notes

1-Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2-Specification copy control is responsibility of the person in charge of the Site.

      /s/ SOUZA CRUZ
--------------------------------               --------------------------------
          Souza Cruz                                      Supplier



                      Supersedes issue dated: May 06, 1996

Date issued: June 20, 1996                                         No. 470002


       Note: original document approved by Research & Development Center

SOUZA CRUZ
QUALITY SYSTEM           RAW MATERIALS SPECIFICATION


QM/06-02



DESCRIPTION: Printing base paper; 38 gsm, white, alkaline tipping paper base
             (Exp 51/96)


                                                  DEFECT
NO.            CHARACTERISTICS                    CLASS               METHOD      UNIT        RATED VALUE            TOLERANCE
----------------------------------------------------------------------------------------------------------------------------------

1    Roll direction                               A                   --         --        [*****]                          --
2    Shade                                        A                   --         --                                         --
3    Core type                                    B                   --         --        [*****]                          --
4    Core inner diameter                          A                   --         mm        [*****]                      [*****]
5    Bobbin outer diameter                        B                   --         mm        [*****]                      [*****]
6    No. of splices per bobbin                    B                   --         --        [*****]                      [*****]
7    Minimum weight per bobbin                    A                   --         kg        [*****]                          --
8    Machinability                                A               Bobst/Profama  --            --                           --
                                                                    Machines
9    Splice type                                  B                   --         --        [*****]                          --
10   Loose dust                                   A                   *          --        [*****]                          --
11   Wrinkle, crease, and ply                     A                   *          --        [*****]                          --
12   Loose side                                   A                   *          --        [*****]                          --
13   Basis weight                                 A              ISO 536/76(E)   gsm       [*****]                      [*****]
14   Permeability                                 A                   --        CORESTA    [*****]                      [*****]
15   Lengthwise tensile strength                  A               ASTM D3759     g/mm          --                       [*****]
16   Cobb absorption                              B               ASTM D3285     gsm           --                       [*****]
                                                                                                                        [*****]
17   Roughness (Bendtsen) (wire & opposite side)  B              ISO 5636-3/84  cu.cm/min      --                       [*****]
18   Thickness                                    C                ASTM D645      um       [*****]                      [*****]
19   Capacity                                     B               ISO 1924/76      %           --                       [*****]
20   Whiteness                                    A                ASTM D985       %           --                       [*****]
21   Moisture                                     B              TAPPI 4120M 90    %       [*****]                      [*****]




*    gravure machine test at [*****]
FS   felt side
WS   wire side

Date issued: June 20, 1996   Supersedes issue dated: May 06, 1996   No. 470003

               Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging and Identification

Packaging

Roll packaging should be moisture proof in order to ensure roll stowing; preferably use bituminous paper. Sides should be protected with corrugated cardboard discs. Core sides should be protected with wooden or plastic discs (bungs).

Identification

Each roll should bear an identification tag containing the following information:

1 - Paper type                     6 - Date manufactured
2 - Basis weight                   7 - Number of splices
3 - Shape                          8 - Gross weight
4 - Diameter                       9 - Net weight
5 - Material code                  10 - Bill number

-----------------------------------------------------------------------------
Sampling System

According to Brazilian Standard ABNT NBR 5426 - Single, Normal Sampling Plan - following the classification below:


                                    PARAMETER INSPECTION LEVEL


                  DEFECT CLASS          [*****]          [*****]                [*****]
                -------------------------------------------------------------------------

                Critical (A)            [*****]          [*****]                [*****]
                -------------------------------------------------------------------------
                Serious (B)             [*****]          [*****]                [*****]
                -------------------------------------------------------------------------
                Tolerable (C)           [*****]                                 [*****]
                -------------------------------------------------------------------------


AQL = acceptable quality level.


Date issued: June 20, 1996   Supersedes issue dated: May 06, 1996   No .470003

       NOTE:  original document approved by Research & Development Center




  "CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

-------------------------------------------------------------------------------
Material Acceptance Conditions

According to Brazilian Standard ABNT NBR 5426--Single, Normal (or Rigorous*) Sampling Plan.

*Souza Cruz reserves the right to use the single and rigorous sampling plan whenever constancy is identified of any deviation compromising the use of the material.

-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation

-------------------------------------------------------------------------------
Additional Information

-------------------------------------------------------------------------------
Notes

1-Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2-Specification copy control is responsibility of the person in charge of the Site.

      /s/ SOUZA CRUZ
--------------------------------               --------------------------------
          Souza Cruz                                      Supplier



                      Supersedes issue dated: May 06, 1996

Date issued: June 20, 1996                                         No. 470003


       Note: original document approved by Research & Development Center

SOUZA CRUZ
QUALITY SYSTEM           RAW MATERIALS SPECIFICATION


QM/06-02


DESCRIPTION: Printing base paper; type 611, 33 gsm, yellow, antiflame tipping paper base


                                                  DEFECT
NO.            CHARACTERISTICS                    CLASS               METHOD      UNIT        RATED VALUE            TOLERANCE
----------------------------------------------------------------------------------------------------------------------------------

1    Roll direction                               A                   --         --         [*****]                     --
2    Shade                                        A                   --         --         [*****]                     --
3    Core type                                    B                   --         --         [*****]                     --
4    Core inner diameter                          A                   --         mm         [*****]                  [*****]
5    Bobbin outer diameter                        B                   --         mm         [*****]                  [*****]
6    No. of splices per bobbin                    B                   --         --            --                    [*****]
7    Minimum weight per bobbin                    A                   --         kg         [*****]                     --
8    Machinability                                A               Bobst/Profama  --            --                       --
                                                                    Machines
9    Splice type                                  B                   --         --         [*****]                     --
10   Loose dust                                   A                   *          --         [*****]                     --
11   Wrinkle, crease, and ply                     A                   *          --         [*****]                     --
12   Loose side                                   A                   *          --         [*****]                     --
13   Basis weight                                 A              IS0 536/76(E)   gsm        [*****]                  [*****]
14   Permeability                                 A                   --        C0RESTA        --                    [*****]
15   Lengthwise tensile strength                  A               ASTM D3759     g/mm          --                    [*****]
16   Cobb absorption                              B               ASTM D3285     gsm           --                    [*****]
17   Roughness (Bendtsen) (wire & opposite side)  B              ISO 5636-3/84  cu.cm/min      --                    [*****]
18   Thickness                                    C                ASTM D645      um        [*****]                  [*****]
19   Moisture                                     B              TAPPI 4120M 90    %        [*****]                  [*****]
20   Color index (opposite side)                  A                    --         --        [*****]                  [*****]



*    gravure machine test at [*****]
FS   felt side
WS   wire side

Date issued: Jan. 16, 1997   Supersedes issue dated:                No. 470004

               Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging and Identification

Packaging

Roll packaging should be moisture proof in order to ensure roll stowing; preferably use bituminous paper. Sides should be protected with corrugated cardboard discs. Core sides should be protected with wooden or plastic discs (bungs).

Identification

Each roll should bear an identification tag containing the following information:

1 - Paper type                     6 - Date manufactured
2 - Basis weight                   7 - Number of splices
3 - Shape                          8 - Gross weight
4 - Diameter                       9 - Net weight
5 - Material code                  10 - Bill number

-----------------------------------------------------------------------------
Sampling System

According to Brazilian Standard ABNT NBR 5426 - Single, Normal Sampling Plan - following the classification below:


                                    PARAMETER INSPECTION LEVEL


                  DEFECT CLASS          [*****]          [*****]                [*****]
                -------------------------------------------------------------------------

                Critical (A)            [*****]          [*****]                [*****]
                -------------------------------------------------------------------------
                Serious (B)             [*****]          [*****]                [*****]
                -------------------------------------------------------------------------
                Tolerable (C)           [*****]                                 [*****]
                -------------------------------------------------------------------------


AQL = acceptable quality level.


Date issued: Jan. 16, 1997   Supersedes issue dated:             No. 470004

       NOTE:  original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

-------------------------------------------------------------------------------
Material Acceptance Conditions

According to Brazilian Standard ABNT NBR 5426--Single, Normal (or Rigorous*) Sampling Plan.

*Souza Cruz reserves the right to use the single and rigorous sampling plan whenever constancy is identified of any deviation compromising the use of the material.

-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation

-------------------------------------------------------------------------------
Additional Information

-------------------------------------------------------------------------------
Notes

1-Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2-Specification copy control is responsibility of the person in charge of the Site.

      /s/ SOUZA CRUZ
--------------------------------               --------------------------------
          Souza Cruz                                      Supplier



                      Supersedes issue dated: May 06, 1996

Date issued: Jan. 16, 1997                                         No. 470004


       Note: original document approved by Research & Development Center

SOUZA CRUZ
QUALITY SYSTEM                RAW MATERIALS SPECIFICATION


QM/06-02



DESCRIPTION: Type 402, 26.0 gsm, <= 7 CU filter plug wrap with stearate


                                             DEFECT
NO.          CHARACTERISTICS                 CLASS           METHOD           UNIT              RATED VALUE             TOLERANCE
----------------------------------------------------------------------------------------------------------------------------------
 1   Core type                                 A               --              mm                 [*****]               [*****]
                                                                                                  [*****]               [*****]

 2   Splice type                               A               --              mm                 [*****]               [*****]
                                                                                                  [*****]

 3   No. of splices per bobbin                 A               --            counts                  --                 [*****]

 4   Core inner diameter                       A               --              mm                 [*****]               [*****]

 5   Bobbin outer diameter (maximum)           B               --              mm                 [*****]                  --

 6   Machinability                             A          MK5 and PM 5         --                    --                    --
                                                            Machines

 7   Width                                     A               --              mm                 [*****]               [*****]

 8   Basis weight                              B           ISO 536/76(E)       gsm                [*****]               [*****]

 9   Thickness                                 C            ASTM D645          u.m                [*****]               [*****]

10   Tensile strength                          A            ASTM D3759        g/mm                  --                  [*****]

11   Permeability                              A               --            CORESTA                --                  [*****]

12   Length per bobbin                         A               --               m                 [*****]               [*****]


Date issued: Dec. 13, 1996    Supersedes issue dated: Dec. 06, 1996   No. 230001

       Note: original document approved by Research & Development Center



"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured               8 - Corresponding sampling number

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System

Supplier should sample a bobbin from each manufactured reel. Samples should be packed and identified with the words "SAMPLING NUMBER". Sampling number should be that of the week in the year the sample is shipped to R&D Center for analysis.

--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: Dec. 13, 1997                Supersedes issue dated: Dec. 06, 1996

                                   No. 230001

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

--------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation


--------------------------------------------------------------------------------
Additional Information

Pallet dimensions: 1,130 MM +0 -30 depth, 1,130 mm +0 -30 width, 100 mm height to allow forks to enter.

--------------------------------------------------------------------------------
NOTES

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.


/s/
-----------------------------                         --------------------------
        Souza Cruz                                             Supplier



Date issued: Dec. 13, 1996   Supersedes issue dated: Dec. 06, 1996    No. 230001

       Note: original document approved by Research & Development Center

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 512, 26.0 gsm, 25 mm, 50 CU marking press cigarette paper


                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
-------------------------------------------------------------------------------------------
1    Core type                     A        --          mm         [*****]        [*****]
                                                                   [*****]
2    Splice type                   A        --          --         [*****]          --
3    No. of splices per bobbin     A        --        counts          --          [*****]
4    Core inner diameter           A        --          mm         [*****]        [*****]
5    Bobbin outer diameter         B        --          mm            --          [*****]
6    Bobbin making                 A        --          --            --            --
7    Machinability                 A    MK8 and MK9     --            --            --
                                         Machines
8    Width                         A        --          mm         [*****]        [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm         [*****]        [*****]
10   Thickness                     C     ASTM D645     u.m         [*****]        [*****]
11   Tensile strength              A     ASTM D3759    g/mm        [*****]        [*****]

12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA       [*****]        [*****]
     Std dev per pallet            A        --       CORESTA       [*****]        [*****]
     Individual                    A        --       CORESTA       [*****]        [*****]
13   Opacity                       A        --         %COI           --          [*****]
14   Calcium carbonate             A        --          %          [*****]        [*****]
15   Sodium citrate                A        --          %          [*****]        [*****]
16   Combustibility                A        --          s          [*****]        [*****]
17   Length per bobbin             A        --          m          [*****]        [*****]
18   Fiber composition             A        --          %          [*****]          --
                                                                   [*****]

Date issued: Feb. 24, 1997   Supersedes issue dated: Dec. 13, 1996    No. 230040

        NOTE: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: Feb. 24, 1997                Supersedes issue dated: Dec. 13, 1996

                                   No. 230040

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
NOTES

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: Feb. 24, 1997   Supersedes Issue dated: Dec. 13, 1996   No. 230040

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 512, 26.0 gsm, 26.5 mm, 50 CU marking press cigarette paper
                                  DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm     [*****]          [*****]
                                                               [*****]
2    Splice type                   A        --          --     [*****]          [*****]
3    No. of splices per bobbin     A        --        counts   [*****]          [*****]
4    Core inner diameter           A        --          mm     [*****]          [*****]
5    Bobbin outer diameter         B        --          mm     [*****]          [*****]
6    Bobbin making                 A        --          --            --             --
7    Machinability                 A    MK8 and MK9     --            --             --
                                         Machines
8    Width                         A        --          mm     [*****]          [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm     [*****]          [*****]
10   Thickness                     C     ASTM D645     u.m     [*****]          [*****]
11   Tensile strength              A     ASTM D3759    g/mm    [*****]          [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA   [*****]          [*****]
     Std dev per pallet            A        --       CORESTA          --        [*****]
     Individual                    A        --       CORESTA   [*****]          [*****]
13   Opacity                       A        --         %COI           --        [*****]
14   Calcium carbonate             A        --          %      [*****]          [*****]
15   Sodium citrate                A        --          %      [*****]          [*****]
16   Combustibility                A        --          s      [*****]          [*****]
17   Length per bobbin             A        --          m      [*****]          [*****]
18   Fiber composition             A        --          %      [*****]               --
                                                               [*****]

Date issued: Feb. 24, 1997    Supersedes issue dated:Dec. 13, 1996    No. 230041
        NOTE: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: Feb. 24, 1997                Supersedes issue dated: Dec. 13, 1996

                                   No. 230041

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
NOTES

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: Feb. 24, 1997   Supersedes Issue dated: Dec. 13, 1996   No. 230041

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION
QM/06-02


DESCRIPTION: Type 513, 26 gsm, 26.5 mm, 50 CU marking press cigarette paper
                                  DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm     [*****]           [*****]
                                                               [*****]
2    Splice type                   A        --          --     [*****]           [*****]
3    No. of splices per bobbin     A        --        counts   [*****]           [*****]
4    Core inner diameter           A        --          mm     [*****]           [*****]
5    Bobbin outer diameter         B        --          mm        --             [*****]
6    Bobbin making                 A        --          --        --                --
7    Machinability                 A    MK8 and MK9     --        --                --
                                         Machines
8    Width                         A        --          mm     [*****]           [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm     [*****]           [*****]
10   Thickness                     C     ASTM D645      u.m    [*****]           [*****]
11   Tensile strength              A     ASTM D3759    g/mm    [*****]           [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA   [*****]           [*****]
     Std dev per pallet            A        --       CORESTA      --             [*****]
     Individual                    A        --       CORESTA   [*****]           [*****]
13   Opacity                       A        --         %COI       --             [*****]
14   Calcium carbonate             A        --          %      [*****]           [*****]
15   Sodium citrate                A        --          %      [*****]           [*****]
16   Combustibility                A        --          s      [*****]           [*****]
17   Length per bobbin             A        --          m      [*****]           [*****]
18   Fiber composition             A        --          %      [*****]              --
                                                               [*****]

Date issued:  Feb. 24, 1997  Supersedes issue dated:  Dec. 13, 1996   No. 230044
        NOTE: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: Feb. 24, 1997               Supersedes issue dated: Dec. 13, 1996

                                   No. 230044

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: Feb. 24, 1997  Supersedes Issue dated: Dec. 13, 1996   No. 230044

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 648, 26 gsm, 19 mm, 30 CU marking press cigarette paper

                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE

------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm         [*****]         [*****]
                                                                   [*****]
2    Splice type                   A        --          --         [*****]         [*****]
3    No. of splices per bobbin     A        --        counts          --           [*****]
4    Core inner diameter           A        --          mm         [*****]         [*****]
5    Bobbin outer diameter         B        --          mm            --           [*****]
6    Bobbin making                 A        --          --            --             --
7    Machinability                 A    MK8 and MK9     --            --             --
                                         Machines
8    Width                         A        --          mm         [*****]         [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm         [*****]         [*****]
10   Thickness                     C     ASTM D645     u.m         [*****]         [*****]
11   Tensile strength              A     ASTM D3759    g/mm           --           [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA       [*****]         [*****]
     Std dev per pallet            A        --       CORESTA          --           [*****]
     Individual                    A        --       CORESTA       [*****]         [*****]
13   Opacity                       A        --         %COI           --           [*****]
14   Calcium carbonate             A        --          %          [*****]         [*****]
15   Sodium citrate                A        --          %          [*****]         [*****]
16   Combustibility                A        --          s          [*****]         [*****]
17   Length per bobbin             A        --          m          [*****]         [*****]
18   Fiber composition             A        --          %          [*****]           --
                                                                   [*****]

Date issued: July 08, 1997    Supersedes issue dated:                No. 230050

        NOTE: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes issue dated:         No. 230050

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230050

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 648, 26 gsm, 25 mm, 30 CU marking press cigarette paper

                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE

------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm       [*****]         [*****]
                                                                 [*****]
2    Splice type                   A        --          --       [*****]            --
3    No. of splices per bobbin     A        --        counts        --           [*****]
4    Core inner diameter           A        --          mm       [*****]         [*****]
5    Bobbin outer diameter         B        --          mm          --           [*****]
6    Bobbin making                 A        --          --          --              --
7    Machinability                 A    MK8 and MK9     --          --              --
                                         Machines
8    Width                         A        --          mm       [*****]         [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm       [*****]         [*****]
10   Thickness                     C     ASTM D645     u.m       [*****]         [*****]
11   Tensile strength              A     ASTM D3759    g/mm         --           [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA     [*****]         [*****]
     Std dev per pallet            A        --       CORESTA        --           [*****]
     Individual                    A        --       CORESTA     [*****]         [*****]
13   Opacity                       A        --         %COI         --           [*****]
14   Calcium carbonate             A        --          %        [*****]         [*****]
15   Sodium citrate                A        --          %        [*****]         [*****]
16   Combustibility                A        --          s        [*****]         [*****]
17   Length per bobbin             A        --          m        [*****]         [*****]
18   Fiber composition             A        --          %        [*****]            --
                                                                 [*****]

Date issued: July 08, 1997    Supersedes issue dated:                No. 230051

        NOTE: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes issue dated:         No. 230051

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230051

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 648, 26 gsm, 26.5 mm, 30 CU marking press cigarette paper

                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE

------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm     [*****]           [*****]
                                                               [*****]           [*****]
2    Splice type                   A        --          --     [*****]           [*****]
3    No. of splices per bobbin     A        --        counts   [*****]           [*****]
4    Core inner diameter           A        --          mm     [*****]           [*****]
5    Bobbin outer diameter         B        --          mm       --              [*****]
6    Bobbin making                 A        --          --       --                --
7    Machinability                 A    MK8 and MK9     --       --                --
                                         Machines
8    Width                         A        --          mm     [*****]           [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm     [*****]           [*****]
10   Thickness                     C     ASTM D645     u.m     [*****]           [*****]
11   Tensile strength              A     ASTM D3759    g/mm      --              [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA   [*****]           [*****]
     Std dev per pallet            A        --       CORESTA   [*****]           [*****]
     Individual                    A        --       CORESTA   [*****]           [*****]
13   Opacity                       A        --         %COI      --              [*****]
14   Calcium carbonate             A        --          %      [*****]           [*****]
15   Sodium citrate                A        --          %      [*****]           [*****]
16   Combustibility                A        --          s      [*****]           [*****]
17   Length per bobbin             A        --          m      [*****]           [*****]
18   Fiber composition             A        --          %      [*****]           [*****]
                                                               [*****]             --

Date issued: July 08, 1997    Supersedes issue dated:                No. 230052

        NOTE: original document approved by Research & Development Center



"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes issue dated:         No. 230052

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230052

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 649, 26 gsm, 26.5 mm, 30 CU marking press cigarette paper
                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm     [*****]           [*****]
                                                               [*****]
2    Splice type                   A        --          --     [*****]              --
3    No. of splices per bobbin     A        --        counts      --             [*****]
4    Core inner diameter           A        --          mm     [*****]           [*****]
5    Bobbin outer diameter         B        --          mm        --             [*****]
6    Bobbin making                 A        --          --        --                --
7    Machinability                 A    MK8 and MK9     --        --                --
                                         Machines
8    Width                         A        --          mm     [*****]           [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm     [*****]           [*****]
10   Thickness                     C     ASTM D645     u.m     [*****]           [*****]
11   Tensile strength              A     ASTM D3759    g/mm       --             [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA   [*****]           [*****]
     Std dev per pallet            A        --       CORESTA      --             [*****]
     Individual                    A        --       CORESTA   [*****]           [*****]
13   Opacity                       A        --         %COI    [*****]           [*****]
14   Calcium carbonate             A        --          %      [*****]           [*****]
15   Sodium citrate                A        --          %      [*****]           [*****]
16   Combustibility                A        --          s      [*****]           [*****]
17   Length per bobbin             A        --          m      [*****]           [*****]
18   Fiber composition             A        --          %      [*****]              --
                                                               [*****]

Date issued: July 08, 1997    Supersedes Issue dated:                No. 230053
        NOTE: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes issue dated:         No. 230053

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230053

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 612, 26 gsm, 25 mm, 50 CU marking press cigarette paper
                                  DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm      [*****]           [*****]
                                                                [*****]
2    Splice type                   6A       --          --      [*****]               --
3    No. of splices per bobbin     A        --        counts        --            [*****]
4    Core inner diameter           A        --          mm      [*****]           [*****]
5    Bobbin outer diameter         B        --          mm          --            [*****]
6    Bobbin making                 A        --          --          --                --
7    Machinability                 A    MK8 and MK9     --          --                --
                                         Machines
8    Width                         A        --          mm      [*****]           [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm      [*****]           [*****]
10   Thickness                     C     ASTM D645     u.m      [*****]           [*****]
11   Tensile strength              A     ASTM D3759    g/mm         --            [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA    [*****]           [*****]
     Std dev per pallet            A        --       CORESTA        --            [*****]
     Individual                    A        --       CORESTA    [*****]           [*****]
13   Opacity                       A        --         %COI         --            [*****]
14   Calcium carbonate             A        --          %       [*****]           [*****]
15   Sodium citrate                A        --          %       [*****]           [*****]
16   Combustibility                A        --          s       [*****]           [*****]
17   Length per bobbin             A        --          m       [*****]           [*****]
18   Fiber composition             A        --          %       [*****]               --
                                                                [*****]

Date issued: July 08, 1997    Supersedes Issue dated:                No. 230054
        NOTE: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes Issue dated:         No. 230054

       Note: original document approved by Research & Development Center


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230054

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 612, 26 gsm, 26.5 mm, 50 CU marking press cigarette paper
                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm        [*****]           [*****]
                                                                  [*****]
2    Splice type                   A        --          --        [*****]               --
3    No. of splices per bobbin     A        --        counts          --            [*****]
4    Core inner diameter           A        --          mm        [*****]           [*****]
5    Bobbin outer diameter         B        --          mm        [*****]           [*****]
6    Bobbin making                 A        --          --            --                --
7    Machinability                 A    MK8 and MK9     --            --                --
                                         Machines
8    Width                         A        --          mm        [*****]           [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm        [*****]           [*****]
10   Thickness                     C     ASTM D645     u.m        [*****]           [*****]
11   Tensile strength              A     ASTM D3759    g/mm           --            [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA      [*****]           [*****]
     Std dev per pallet            A        --       CORESTA          --            [*****]
     Individual                    A        --       CORESTA      [*****]           [*****]
13   Opacity                       A        --         %COI           --            [*****]
14   Calcium carbonate             A        --          %         [*****]           [*****]
15   Sodium citrate                A        --          %         [*****]           [*****]
16   Combustibility                A        --          s         [*****]           [*****]
17   Length per bobbin             A        --          m         [*****]           [*****]
18   Fiber composition             A        --          %         [*****]               --
                                                                  [*****]

Date issued: July 08, 1997    Supersedes Issue dated:                No. 230055
        NOTE: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes Issue dated:         No. 230055

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only one nonapproved bobbin from the group of five will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230055

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

SOUZA CRUZ
QUALITY SYSTEM                   RAW MATERIALS SPECIFICATION

QM/06-02

DESCRIPTION: Type 613, 26 gsm, 26.5 mm, 50 CU marking press cigarette paper
                                 DEFECT
NO.         CHARACTERISTICS      CLASS    METHOD       UNIT      RATED VALUE     TOLERANCE
------------------------------------------------------------------------------------------------
1    Core type                     A        --          mm     [*****]           [*****]
                                                               [*****]
2    Splice type                   A        --          --     [*****]               --
3    No. of splices per bobbin     A        --        counts       --            [*****]
4    Core inner diameter           A        --          mm     [*****]           [*****]
5    Bobbin outer diameter         B        --          mm         --            [*****]
6    Bobbin making                 A        --          --         --                --
7    Machinability                 A    MK8 and MK9     --         --                --
                                         Machines
8    Width                         A        --          mm     [*****]           [*****]
9    Basis weight                  B   ISO 536/76(E)   gsm     [*****]           [*****]
10   Thickness                     C     ASTM D645     u.m     [*****]           [*****]
11   Tensile strength              A     ASTM D3759    g/mm        --            [*****]
12   Permeability
     Rated per bobbin and pallet   A        --       CORESTA   [*****]           [*****]
     Std dev per pallet            A        --       CORESTA       --            [*****]
     Individual                    A        --       CORESTA   [*****]           [*****]
13   Opacity                       A        --         %COI        --            [*****]
14   Calcium carbonate             A        --          %      [*****]           [*****]
15   Sodium citrate                A        --          %      [*****]           [*****]
16   Combustibility                A        --          s      [*****]           [*****]
17   Length per bobbin             A        --          m      [*****]           [*****]
18   Fiber composition             A        --          %      [*****]               --
                                                               [*****]

Date issued: July 08, 1997    Supersedes issue dated:                No. 230056
        NOTE: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Packaging Conditions

One-way wooden pallet containing 140 bobbins each. A tag containing the following information should be stuck onto the outside of each pallet:

1 - Supplier name                   5 - Net weight
2 - Material code                   6 - Gross weight
3 - Paper type                      7 - Product code
4 - Date manufactured

--------------------------------------------------------------------------------
Minimum Material Identification

Each roll should bear an identification tag inside the core with the following information:

                  1 - Paper maker No.
                  2 - Month manufactured
                  3 - Original reel number
                  4 - Paper type

--------------------------------------------------------------------------------
Sampling System


--------------------------------------------------------------------------------
Material Acceptance Conditions

The mean results of each variable for each supplied batch should be within the set tolerance limits, with [*****] of individual results out of tolerance being accepted.



Date issued: July 08, 1997        Supersedes Issue dated:         No. 230056

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

Permeability

1 - For each bobbin (among the fifteen bobbins measured) only [*****] value out of the [*****] range tolerance will be accepted, that is, if [*****] nonconforming values are found, the bobbin will not be accepted. Also, any bobbin with the mean out of the [*****] range will not be accepted.

2 - Only [*****] nonapproved bobbin from the group of [*****] will be accepted.


-------------------------------------------------------------------------------
ISO Standard for supplier quality system evaluation



-------------------------------------------------------------------------------
Additional Information:

Pallet dimensions: 1,100 mm +0 -30 depth, 1,100 mm +0 -30 width, 100 mm height to allow forks to enter.


-------------------------------------------------------------------------------
Notes

1 - Any material modification even if not influencing the above specified parameters, should be communicated by the supplier in order that Souza Cruz can evaluate possible influences on its process.

2 - Specification copy control is responsibility of the person in charge of the Site.




/s/ Souza Cruz
-----------------------                    -------------------------
     Souza Cruz                                    Supplier


Dated issued: July 08, 1997     Supersedes Issue dated:           No. 230056

       Note: original document approved by Research & Development Center

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                                    ANNEX 2



                          ANNUAL REQUIREMENT ESTIMATES




As referred to in Clause II (a), Purchaser's projected requirements for the Products for the calendar year beginning 1 January 1998 are set out below. It should be noted that these projections are estimates only and do not impose any purchase obligation on Purchaser. Orders are referred in Clause VII (b).



               Volumes - January to December/1998 (in metric tons)


                         Tissue        [*****]
                         Tipping       [*****]
                         Plug Wrap     [*****]
                         RYO (1)       [*****]
                                        ----

                         Total         [*****]



(1) This grade has to be sold to Purchaser through a converter company and not directly.


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                                    ANNEX 3



1.  [*****]









2.  [*****]

















3.  [*****]






"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                                    ANNEX 4

                             DISASTER RECOVER PLAN

1 - Risk Analysis

[*****]


"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

      1.2 - RISK GRADE ANALYSIS/MINIMIZATION ACTIONS

[*****]

2-CONCLUSION

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

   Maintenance of the present [*****] of finished bobbins:

                                    [*****]

                for any fabrication item destined to Souza Cruz.

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."

                                    ANNEX 5
                                    [*****]



                 CHARACTERISTICS                                               PRICE(3) IN US$

TYPE/GRADE       FIBER       G/M2       UNIT         WIDTH          PRESENT            USS/TON
----------       -----       ----       ----         -----          -------            -------
                                                                      (4)                (5)
[*****]


[*****]

"CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24B-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS."